UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press Release dated April 1, 2004, titled “Tempur-Pedic International Inc. Clarifies Statements Regarding Compliance with Certain Credit Facility Covenants.”

Item 9.	Regulation FD

On April 1, 2004, Tempur-Pedic International Inc. (the “Company”) issued a press release to clarify certain statements made on March 31, 2004 regarding the Company’s credit facility and its expansion plans. This press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2004

Tempur-Pedic International Inc.

By:	/s/ Jeffrey B. Johnson

	Name:	Jeffrey B. Johnson
	Title:	Vice President, Corporate Controller, Chief Accounting Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 1, 2004, titled “Tempur-Pedic International Inc. Clarifies Statements Regarding Compliance with Certain Credit Facility Covenants.”